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                                   EXHIBIT 10
                                   ----------

                           PLACEMENT AGENCY AGREEMENT
                           --------------------------


                                                             As of July 17, 2006


Brookstreet Securities Corporation
2361 Campus Drive, Suite 210
Irvine, California 92612


Ladies and Gentlemen:

                  Nascent Wine Company, Inc., a Nevada corporation (the "Company"), proposes to offer for sale to "accredited investors," in a private placement (the "Offering"), up to 25,000,000 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), with an aggregate value of $10,000,000. The Shares will be offered pursuant to those terms and conditions acceptable to you as reflected in the engagement letter, dated June 1, 2006, as amended or supplemented (the "Engagement Letter"). The Shares will be offered on a "best efforts - all or none" basis as to the first 5,000,000 Shares offered (the "Minimum Offering") and on a "best efforts" basis as to the 20,000,000 Shares offered and sold thereafter (the "Maximum Offering"), pursuant to the Engagement Letter and related documents, in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder. The Company has also granted to Brookstreet Securities Corporation (the "Placement Agent") an option, subject to the closing of the Maximum Offering, to be exercised within 60 days after the final Closing (as such term is defined in Section 4(a) hereof), to sell up to 3,750,000 additional Shares solely to cover over-subscriptions (the "Over-subscription Shares"), if any.

                  Giving consideration to present market conditions, and assuming no adverse changes in the business or prospects of the Company, it is contemplated that, upon the sale of $10,000,000 in shares of Common Stock, the existing shareholders of the Company will retain approximately 66% of the Company's outstanding shares of Common Stock. The Placement Agent may form a selling group of selected dealers to offer and sell the Shares in the Offering.

                  The Offering will be accomplished pursuant to a confidential private placement memorandum (the "Private Placement Memorandum"). The Private Placement Memorandum, as it may be amended or supplemented from time to time, the form of proposed subscription agreement between the Company and each subscriber (the "Subscription Agreement") and the other exhibits which are part of the Private Placement Memorandum and/or the Subscription Agreement are collectively referred to herein as the "Offering Documents."

                  The Company will prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to counsel to the Placement Agent.

                  Each prospective investor subscribing to purchase Shares (a "Subscriber") will be required to deliver, among other things, a Subscription Agreement and a confidential subscriber questionnaire (a "Questionnaire") in the form to be provided to offerees.

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                  1. APPOINTMENT OF PLACEMENT AGENT.

                           (a) You are hereby appointed exclusive Placement
Agent, for the purposes of assisting the Company in finding qualified Subscribers pursuant to the Offering of the Company, for a term commencing as of July 17, 2006, the date of the Private Placement Memorandum, and expiring 90 days from that date; PROVIDED, HOWEVER, that the expiration date of the term (the "Termination Date") may be extended for two successive 30-day periods thereafter by the Company or the Placement Agent. The Company shall not solicit any other broker-dealers to participate in the Offering and the Company will not sell any Shares directly to the public without the Placement Agent's prior consent.

                           (b) Subject to the performance by the Company of all
of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified Subscribers pursuant to the Offering described in the Offering Documents. It is understood that the Placement Agent has no commitment to sell the Shares. The agency of the Placement Agent hereunder is not terminable by the Company except upon termination of the Offering Period.

                           (c) Subscriptions for Shares shall be evidenced by
the execution by Subscribers of a Subscription Agreement. No Subscription Agreement shall be effective unless and until it is accepted by the Company. Until the Closing, all subscription funds received shall be held as described in the Subscription Agreement and in Section 4(b) hereof. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency or validity of any check delivered by any prospective investor in payment for Shares.

                  2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Placement Agent as follows:

                           (a) SECURITIES LAW COMPLIANCE. The Offering Documents
conform in all respects with the requirements of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of the Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" to "accredited investors." The Offering Documents, when read together as of their respective dates, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. If at any time prior to the Termination Date or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify the Placement Agent and will supply the Placement Agent with amendments or supplements correcting such statement or omission. The Company will also provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent deems necessary to comply with applicable state and federal law.

                           (b) ORGANIZATION. The Company is a corporation duly
organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, and is duly licensed or qualified


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to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or prospects of the Company.

                           (c) CAPITALIZATION. The authorized, issued and
outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Offering Documents. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any shareholder of the Company. All prior sales of securities of the Company were either registered under the Securities Act and applicable state securities laws or exempt from such registration.

                           (d) WARRANTS, PREEMPTIVE RIGHTS, ETC. Except for the
warrants to purchase shares of Common Stock to be issued to the Placement Agent or its designees in consideration for acting as Placement Agent hereunder (the "Agent's Warrants") and except as set forth in the Offering Documents, there are not, nor will there be immediately after the Closing, any outstanding warrants, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Offering will not cause any anti-dilution adjustments to such securities or commitments except as reflected in the Offering Documents.

                           (e) SUBSIDIARIES AND INVESTMENTS. Except as stated in
the Offering Documents, the Company has no subsidiaries and the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, company, association, trust, partnership, joint venture or other entity.

                           (f) FINANCIAL STATEMENTS. The financial information
contained in the Offering Documents is accurate in all material respects (such financial statements included as part of the Offering Documents are hereinafter referred to collectively as the "Financial Statements"). The Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied and show all material liabilities, absolute or contingent, of the Company required to be recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated.

                           (g) NATIONAL SECURITY LEGISLATION. Neither the sale
of the Shares hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its subsidiaries are in compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

                           (h) ABSENCE OF CHANGES. Except as set forth in the
Offering Documents, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial


                                       3
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or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any litigation which if adversely determined would have a material adverse affect, whether or not in the ordinary course of business.

                           (i) TITLE. Except as set forth in the Offering
Documents, the Company has good and marketable title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to the Company's business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such properties as are necessary to its operations as now conducted and to be conducted, as presently planned.

                           (j) PATENTS, TRADEMARKS, ETC. The Company owns or
possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes, formulations, technology or know-how used or proposed to be used in the conduct of its business as described in the Offering Documents (collectively, "Proprietary Rights"). The Company has not received any notice of any claims, nor does it have any knowledge of any threatened claims, and knows of no facts which could form the basis of any claim, asserted by any person to the effect that the sale or use of any product or service now used or offered by the Company or proposed to be used or offered by the Company infringes on any patents or infringes upon the use of any such Proprietary Rights of another person and, to the best of the Company's knowledge, no others have infringed the Company's Proprietary Rights.

                           (k) SOFTWARE. The current software of the Company
(the "Software") is original and capable of copyright protection in the United States, and the Company has complete rights to the ownership of such Software, including possession of, or ready access to, the source code for such Software in its most recent version. No part of any such Software is an imitation or copy of, or infringes upon, the software of any other person or entity, or violates or infringes upon any common law or statutory rights of any other person or entity, including, without limitation, rights relating to defamation, contractual rights, copyrights, trade secrets, and rights of privacy or publicity. The Company has not sold, assigned, licensed, distributed or in any other way disposed of or encumbered the Software, other than in the ordinary course of its business. The Software, to the extent any part of it is licensed from any third-party licensor or constitutes "off-the-shelf" software, is held by the Company legitimately. The Company warrants that, to the best of the Company's knowledge, the Software is free from any significant software defect or programming or documentation error, operates and runs in a reasonable and efficient business manner, and conforms to its stated specifications. The Company has no knowledge of the existence of any bugs or viruses with respect to the Software which would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                           (l) LITIGATION. There is no material action, suit,
investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company (or basis therefor known to the Company), the adverse outcome of which could materially


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adversely affect the Company's business. The Company is not subject to any judgment, order, writ, injunction or decree of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company's business or prospects.

                           (m) NONDEFAULTS; NONCONTRAVENTION. The Company is not
in violation of or default under, nor will the execution and delivery of this Agreement or any of the Offering Documents or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation (i) under its Articles of Incorporation or its By-laws, (ii) under any indenture, mortgage, deed of trust, material contract, material purchase order or other material agreement or instrument to which the Company is a party or by which it or its property is bound or affected or (iii) with respect to any material order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there exists no condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute a default under any of the foregoing, which in either case would have a material adverse effect on the business of the Company.

                           (n) TAXES. The Company has filed all federal, state,
local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued. The tax returns of the Company are not currently being audited by any state, local or federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

                           (o) COMPLIANCE WITH LAWS; LICENSES, ETC. The Company
has not received notice of any violation of or noncompliance with any federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would have a materially adverse effect on the business or operations of the Company. The Company has all licenses and permits and other governmental certificates, authorizations and approvals (collectively, "Licenses") required by every federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business of the Company. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or, to the knowledge of the Company, threatened to revoke or limit any thereof.

                           (p) AUTHORIZATION OF AGREEMENT, ETC. This Agreement
has been duly executed and delivered by the Company and the execution, delivery and performance by the Company of this Agreement and the Subscription Agreement and other Offering Documents have been duly authorized by all requisite corporate action by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

                           (q) AUTHORIZATION OF SHARES. The issuance, sale and
delivery of the Shares and the Agent's Warrants have been duly authorized by all requisite corporate action of the Company and, when so issued, paid for and delivered, will be validly issued, fully paid and nonassessable and, will not be subject to preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived prior to the Closing.

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                           (r) AUTHORIZATION OF RESERVED SHARES. The issuance,
sale and delivery by the Company of the shares of Common Stock reserved for issuance upon exercise of the Agent's Warrants (the "Reserved Shares") have been duly authorized by all requisite corporate action of the Company. The Reserved Shares have been duly reserved for issuance upon exercise of the Agent's Warrants and when so issued, sold, paid for and delivered, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived prior to the Closing.

                           (s) EXEMPTION FROM REGISTRATION. Assuming (i) the
accuracy of the information provided by the respective Subscribers in the Subscription Documents and the other Offering Documents and (ii) that the Placement Agent has complied in all material respects with the provisions of Rule 502(c) of Regulation D promulgated under the Securities Act, the offer and sale of the Shares pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder (the "Regulations"). The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 505(b)(2)(iii) or Rule 507 promulgated thereunder.

                           (t) REGISTRATION RIGHTS. Except with respect to
holders of the Shares, the Agent's Warrants and the Company's warrants issued as of the date hereof, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                           (u) BROKERS. Neither the Company nor any of its
officers, directors, employees or shareholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent.

                           (v) TITLE TO SHARES. When certificates representing
the Common Stock and/or Reserved Shares shall have been duly delivered to the purchasers and payment shall have been made therefor (assuming such purchasers are bona fide purchasers within the meaning of the Uniform Commercial Code), the several purchasers shall have marketable title to the Common Stock and/or Reserved Shares free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising from or through the acts of the purchasers and except as arising from applicable federal and state securities laws), and the Company shall have paid all transfer taxes, if any, in respect of the original issuance thereof.

                           (w) RIGHT OF FIRST REFUSAL. No person, firm or other
business entity is a party to any agreement, contract or understanding, written or oral, entitling such party to a right of first refusal with respect to the offer or sale of any equity or debt securities by the Company.

                           (x) SOLVENCY. The Company's assets currently exceed
its liabilities.

                  3. REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENT. The Placement Agent represents and warrants to the Company as follows:

                           (a) This Agreement has been duly authorized, executed
and delivered by the Placement Agent and is a valid and binding agreement on its part, enforceable against the Placement Agent in accordance with its terms.

                           (b) The Placement Agent is duly registered pursuant
to the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. and is duly registered as a broker-dealer in those states in which it is required to be so registered in order to carry out the Offering contemplated hereby.

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                  4. CLOSING; ESCROW; PLACEMENT AND FEES.

                           (a) CLOSING. Provided the Offering shall have been
subscribed for and funds representing the sale of at least 5,000,000 Shares shall have cleared, a closing (the "Closing") shall take place at the offices of counsel to the Placement Agent, Greenberg Traurig LLP, at 2450 Colorado Avenue, Suite 400E, Santa Monica, California 90404, on such date (the "Closing Date") which is on or before the Termination Date (which date may be accelerated or adjourned by agreement between the Company and the Placement Agent). At the Closing, payment for the Shares issued and sold by the Company shall be made against delivery of stock certificates representing such Shares. In addition, one or more subsequent closings (if applicable; and the date of each and any subsequent closing and such subsequent closing shall also be referred to as a "Closing Date" and a "Closing," respectively) may be scheduled at the discretion of the Company and the Placement Agent.

                           (b) ESCROW ACCOUNT. Funds received from the sale of
the Shares will be deposited by the Placement Agent with a chartered banking institution as escrow agent (the "Escrow Agent"), and held by the Escrow Agent in trust for the investors until the Placement Agent is required to deliver the funds to the Company or return the funds to the investors upon termination of the Offering or upon instruction from the Company. All funds returned to investors will be with interest.

                           (c) CONDITIONS TO PLACEMENT AGENT'S OBLIGATIONS. The
obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                                    (i) DUE QUALIFICATION OR EXEMPTION. (A) The
Offering contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to paragraph 5(g) not later than the Closing Date, and (B) at the Closing Date no stop order suspending the sale of the Shares shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

                                    (ii) NO MATERIAL MISSTATEMENTS. The
Placement Agent will not have notified the Company that the Blue Sky qualification materials or the Engagement Letter, or any supplement thereto, contains an untrue statement of a fact which in its opinion is material, or omits to state a fact which in its opinion is material and is required to be stated therein, or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    (iii) COMPLIANCE WITH AGREEMENTS. The
Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder, including with respect to the Merger, in all material respects at or prior to the Closing Date.

                                    (iv) CORPORATE ACTION. The Company will have
taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's Board of Directors, for the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the Offering contemplated hereby.

                                    (v) OPINION OF COMPANY COUNSEL. At each
Closing, and dated as of the date thereof, the Placement Agent shall receive the opinion of counsel to the Company substantially to the effect that:

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                                             (A) the Company is a corporation
                           duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority to own or lease its properties, to carry on its business as currently conducted and as proposed to be conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each other jurisdiction to such counsel's knowledge, in which the ownership or leasing of its properties or conduct of its business requires such qualification, except where the failure to be so qualified or licensed would not have a material adverse effect on the business, financial condition or prospects of the Company;

                                             (B) each of this Agreement, the
                           Subscription Agreement, the other Offering Documents and the Agent's Warrants has been duly and validly authorized, executed and delivered by the Company, and is the valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and except that the enforcement of the indemnification and contribution provisions thereof may be limited or denied based on federal or applicable state securities laws and public policies underlying such laws;

                                             (C) the authorized capital stock of
                           the Company as of the date hereof (before giving effect to the transactions contemplated by this Agreement) is as set forth in the Offering Documents. Except for the Agent's Warrants, there are no outstanding warrants, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company other than as set forth in the Offering Documents. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and have not been issued in violation of the preemptive rights of any security holder of the Company under Nevada law. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Subscription Agreement and this Agreement, the Common Stock will be validly issued, fully paid and non-assessable and no personal liability will attach to the ownership thereof and such stock will not be issued in violation of or subject to any preemptive or other similar rights. The Reserved Shares have been duly reserved for issuance, and when issued in accordance with the terms of the Agent's Warrants, will be validly issued, fully paid and non-assessable and such Reserved Shares will not be issued in violation of or subject to any preemptive or any other similar rights and no personal liability will attach to the ownership thereof. The Shares conform in all material respects to all statements relating thereto contained in the Offering Documents;

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                                             (D) the issuance and sale of the
                           Shares is exempt from registration under the Securities Act and the Regulations pursuant to Regulation D promulgated under the Securities Act subject to the following assumptions:

                                                      (I) Other than the
                           Company, no party to the transaction contemplated by this Agreement, the Subscription Agreement and Questionnaire executed by each Subscriber (the "Subscription Documents"), or any documents relating thereto, is subject to any statute, rule or regulation, or to any impediment to which contracting parties are generally not subject, that requires the Company or such party to obtain the consent of, or to make a declaration or filing with, any governmental authority.

                                                      (II) All terms, provisions
                           and conditions of, or relating to, the offer and sale of the Shares are correctly and completely reflected in the Private Placement Memorandum which such counsel has no reason to doubt as of the date of the Private Placement Memorandum .

                                                      (III) All offers and sales
                           of the Shares have been or will be made in a manner complying with the terms of the Private Placement Memorandum and all applicable state securities laws and similar laws. Without limiting the generality of the preceding sentence, counsel shall assume (i) the accuracy of the factual representations and warranties of the Company and the Placement Agent contained in this Agreement and the full and complete performance of all covenants of the Company and the Placement Agent as set forth in this Agreement, (ii) that offers and sales of the Shares have been made only to "accredited investors," as that term is defined under the Securities Act; and (iii) the accuracy and completeness of the representations and warranties and information provided by the Subscribers in the Subscription Documents.

                                                      (IV) Neither the Company,
                           the Placement Agent nor any person or entity acting on the Company's behalf has offered or sold the Shares by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or (iii) electronic mail transmitted over the Internet.

                                                      (V) The Subscribers are
                           not "underwriters" within the meaning of Section 2(11) of the Securities Act.

                                                      (VI) A Notice of Sales of
                           Securities Pursuant to Regulation D or Section 4(6) ("Form D"), including any required amendments to such Form D, has been or will be filed with the U.S. Securities and Exchange Commission in accordance with the requirements of Rule 503 of Regulation D.

                                             (E) neither the execution and
                           delivery of this Agreement, nor compliance with the terms hereof, nor the consummation of the transactions herein contemplated, has, nor will, conflict with, result in a breach of, or constitute a default under the Articles of Incorporation or By-laws of the Company, or any material contract, instrument or document to which the Company is a party, or by which it or any of its properties is bound, or violate any applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its properties or business which breach, default or violation could have a material adverse effect on the business, financial condition or prospects of the Company;

                                             (F) to the best of counsel's
                           knowledge, there are no claims, actions, suits, investigations or proceedings (formal or informal) before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting the Company or involving the properties of the Company which might materially adversely affect the business, properties or financial condition of the Company or which might materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement, except as set forth in or contemplated by the Offering Documents; and to the best of counsel's knowledge, the Company is not in violation or default with respect to any law, rule, regulation, judgment, order or decree which might materially adversely affect the business, properties or financial condition of the Company or which might materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement; nor is the Company required to take any action in order to avoid any violation or default; and

                                             (G) such counsel has participated
                           in meetings and discussions in connection with the preparation of the Private Placement Memorandum, Subscription Agreement, and other Offering Documents and after due inquiry the course of such review and discussions, no facts have come the attention of such counsel to cause them to have reason to believe that the Private Placement Memorandum, Subscription Agreement and other Offering Documents, as of their respective dates and taken together, on the Closing Date, contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except for the Financial Statements, notes thereto and other financial information and statistical data contained therein, as to which such counsel need express no opinion).


                                    (vi) OFFICERS' CERTIFICATE. The Placement
Agent shall receive a certificate of the Company, signed by Sandro Piancone, its Chief Executive Officer, and William Lindberg, its Chief Financial Officer, certifying that the representations and warranties contained in Section 2 hereof are true and accurate in all material respects at such Closing with the same effect as though expressly made at such Closing and that the Company has performed in all material respects all agreements and covenants and complied in all material respects with all conditions contained in this Agreement and the Offering Documents to be so performed at such Closing.

                                    (vii) SECRETARY'S CERTIFICATE. The Placement
Agent shall receive the certificate of the Secretary of the Company, certifying as to (i) the Articles of Incorporation of the Company and any amendments thereto, (ii) the By-laws of the Company, and (iii) resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement, the Common Stock and the other Offering Documents.

                                    (viii) LOCK-UP AGREEMENTS. The Placement
Agent shall receive agreements from each of the executive officers, directors and other existing significant stockholders of the Company to the effect that each such stockholder shall not publicly sell, assign or transfer any of their securities of the Company, or of Pubco following the Merger, for a period extending to the later of 180 days after the effective date of the registration statement covering the resale of the Shares sold in the Offering.

                           (d) PLACEMENT FEE AND EXPENSES. Upon execution of the
Engagement Letter, the Company paid to the Placement Agent a non-refundable fee of $25,000 for investment banking services. Simultaneously with payment for and delivery of the Shares at each Closing as provided in Section 4(a) above, the Company shall at such Closing pay to the Placement Agent (i) a retail sales commission equal to eight percent (8%) of the gross proceeds (the "Placement Agent Fee") of the Shares and any Over-subscription Shares sold and (ii) a marketing allowance equal to two percent (2%) of the gross proceeds of the Shares and any Over-subscription Shares sold. The Company will, at each Closing, issue and sell, for $.001 per Agent Warrant, to the Placement Agent or its designees Agent's Warrants to purchase such number of shares of Common Stock equal to 20% of the number of shares sold in the Offering and having a per share exercise price equal to the price per Share in the Offering. The Agent's Warrants will be exercisable from the date of issuance until three years thereafter. The Agent's Warrants will be in such form (including provisions providing "cashless" exercise and anti-dilution protection) as is customarily received by the Placement Agent in similar transactions. The Reserved Shares underlying the Agent's Warrants will have identical registration rights to the Shares being sold in the Offering. The Placement Agent shall be entitled to solicit the services of other broker-dealers which are registered with the National Association of Securities Dealers, Inc. (the "Selling Group") and may reallow all or any part of its compensation and warrants with respect to sales by members of the Selling Group. Simultaneously with each Closing of the Offering or on the Termination Date, the Company shall pay the Placement Agent a non-accountable expense allowance equal to three percent (3%) of the gross proceeds of the Shares and any Over-subscription Shares sold.

                           (e) BRING-DOWN OPINIONS AND CERTIFICATES. If there is
more than one Closing, then at each such Closing there shall be delivered to the Placement Agent updated opinions and certificates as described in subsections
(v) and (vi) of Section 4(c) above, respectively.

                           (f) NO ADVERSE CHANGES. There shall not have
occurred, at any time prior to the Closing or, if applicable, any additional Closing, (i) any domestic or international event, act or occurrence which has materially disrupted, or in the Placement Agent's reasonable opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq Stock Market; (iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, financial condition or prospects of the Company; or (viii) any change in the market for securities in general or in political, financial or economic conditions which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the Offering or the sale and delivery of the Shares.

                           (g) FINANCIAL STATEMENTS AND DUE DILIGENCE. There
shall not have occurred, at any time prior to the Closing or, if applicable, any additional Closing, any change in the financial condition of the Company or its operating results as disclosed in the Company's financial statements or in the Private Placement Memorandum, so as to make them not consistent with information previously provided or to constitute a material adverse change in the financial condition or results of operations of the Company, or a material misstatement of fact in the Private Placement Memorandum or an omission to state a material statement of fact necessary to be stated therein in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the Offering or the sale and delivery of the Shares. Prior to the Closing or, if applicable, any additional Closing, the Company will supply counsel to the Placement Agent with all necessary financial documents, corporate records, material contracts and other information as counsel may reasonably request to fulfill the Placement Agent's due diligence obligations.

                  5. COVENANTS OF THE COMPANY.

                           (a) USE OF PROCEEDS. The net proceeds of the Offering
will be used by the Company as set forth in the Private Placement Memorandum. The Company shall not use any of the proceeds from the Offering to repay any indebtedness to any executive officers, directors or principal shareholders of the Company. The Company shall establish a reserve of at least 8% of the gross proceeds of the Offering (up to a maximum of $250,000) to retain an effective investor relations firm to perform financial relationship management services and to generate after-market interest in the Company's stock.

                           (b) EXPENSES OF OFFERING. The Company shall be
responsible for, and shall bear all expenses directly incurred in connection with, the proposed Offering including, but not limited to, the preparation of the Private Placement Memorandum, due diligence, costs and counsel fees for "Blue Sky" filings under state securities laws, the fees and reimbursements of counsel and the accountants for the Company, the reasonable fees and reimbursements of counsel for the Placement Agent (which, at a minimum, will be paid at each Closing from the proceeds thereof), the cost of printing the Private Placement Memorandum, fees of the Company's bank escrow agent, and all such other expenses directly attributable to the Offering. The Company shall also reimburse the Placement Agent for out-of-pocket marketing and/or broker-dealer due diligence expenses, including, for example, telephone charges, copy charges, air travel (full-fare coach rates), hotel (Hilton/Marriott level), and other standard expenses; PROVIDED, HOWEVER, that these expenses must have a verbal pre-approval from the Company if an individual expense is expected to exceed $1,000. Expenses are due and payable within 15 days after submission of receipts to the Company.

                           (c) INFORMATION. During the Offering, the Company
shall afford each prospective purchaser of Shares the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Private Placement Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

                           (d) TERMINATION FEE. If the Offering shall not be
consummated by the Termination Date, the Company and the Placement Agent shall be released from any and all commitments and obligations hereunder; PROVIDED, HOWEVER, that if the Company is unable or unwilling to assist with or to complete, or otherwise determines not to proceed with, the Offering or if the Company prevents the completion of the Offering prior to closing, because the

Company breaches any representation, covenant or warranty contained herein or for any other reason, or the Company, or all or substantially all of its stock, debt or assets, is sold, merged or otherwise acquired, directly or indirectly, or enters into a letter of intent or completes a public or private offering of its securities, directly or through another broker-dealer from the date of execution of this Agreement, the Company will, nevertheless, reimburse the Placement Agent for its out-of-pocket expenses incurred in connection with the Offering, including without limitation the reasonable fees and expenses of the Placement Agent's counsel for services rendered through such date, together with $100,000 to compensate the Placement Agent for the efforts of its investment bankers and staff in connection with the Offering.

                           (e) RESERVATION OF CAPITAL STOCK. The Company shall
reserve and keep available the maximum number of its authorized but unissued shares of Common Stock which are issuable upon exercise of the Agent's Warrants.

                           (f) NOTIFICATION. The Company shall notify the
Placement Agent immediately, and in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the final Closing or the Termination Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Shares, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and the Placement Agent so requests, to obtain the lifting thereof as promptly as possible.

                           (g) BLUE SKY. The Company will use its best efforts
to qualify or register the Shares for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "Blue Sky" laws of such jurisdictions as the Placement Agent may reasonably request; PROVIDED, HOWEVER, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified; and PROVIDED, FURTHER, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (f), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction (except pursuant to the Uniform Consent to Service of Process on Form U-1 or such other similar form as may be required in any jurisdiction). The Company will not consummate any sale of Shares in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made. The appropriate documents shall be prepared and filed by counsel for the Placement Agent with the Commission and in every state of residence of every Subscriber as required by law to ensure the Offering complies with any available exemptions from registration. The legal fees of $500 per state plus filing fees and other costs and expenses for qualifying the Offering in all states shall be borne by the Company. Additionally, the Company will promptly after the initial closing of the Offering file all necessary reports, at its expense, to publish all information so as to have available "current public information" in Standard & Poor's Corporation Records or Mergent's Manual, for state "blue sky" exemption purposes.

                           (h) FORM D FILING. The Company shall file five copies
of a Notice of Sales of Securities on Form D with the Commission no later than 15 days after the first sale of the Shares. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all such filings.

                           (i) REGISTRATION RIGHTS. The Company shall file a
"shelf" registration statement with the Commission covering all of the Shares sold in the Offering and the Reserved Shares no later than sixty (60) days after the final closing of the Offering and use its best efforts to have such registration statement declared effective by the Commission as soon as possible and, in any event, within one hundred fifty (150) days after the final Closing date. The Company will be obligated to maintain the effectiveness of the registration statement from the effective date through twelve (12) months thereafter. The expenses of the foregoing registration rights (other than underwriting discounts and selling commissions relating to sales by the Subscribers and fees and disbursements of any special counsel for such Subscribers in the event the Subscribers use counsel other than the Company's regular counsel) shall be borne by the Company. The above-described registration rights of the Subscribers shall be subject to such reasonable and customary restrictions and limitations as may be agreed upon by the parties and provided for in a registration rights agreement or subscription agreement. All such registration rights will terminate two (2) years after the initial closing of the Offering.

                           (j) PRESS RELEASES, ETC. The Company shall not,
during the period commencing on the date hereof and ending on the later of the final Closing and the Termination Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets or liabilities, or the Offering, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, or unless otherwise required by law.

                           (k) RESTRICTIONS ON ISSUANCE OF SECURITIES. Prior to
the Closing Date, the Company will not, without the prior written consent of the Placement Agent, issue additional shares of capital stock or grant any warrants, options or other securities of the Company, except upon exercise of options and warrants outstanding as of the date of this Agreement. Additionally, the Company will not, without the prior written consent of the Placement Agent, issue any additional shares between the date of the Private Placement Memorandum and the expiration of two hundred seventy (270) days thereafter if such issuance would cause any provision made in the Private Placement Memorandum to be materially misleading or would otherwise subject the Placement Agent or the Selling Group to any reasonable likelihood of liability under the Securities Act, and except
(i) upon exercise of options and warrants outstanding as of the date of this Agreement, (ii) upon exercise of the Agent's Warrants or (iii) with respect to the exercise of outstanding stock options and warrants and any shares to be issued in connection with the acquisition of additional food service operations by the Company as described in the Private Placement Memorandum.

                           (l) KEY-MAN LIFE INSURANCE. The Company shall obtain
and maintain in force, for a period of at least two (2) years following the initial closing of the Offering, term life insurance payable to the Company upon the life of Sandro Piancone, in an amount of not less than $1,000,000.

                           (m) RECORDS AND REPORTS. The Company shall, for a
period of not less than five (5) years following the initial closing of the Offering, keep its books and records up-to-date and provide annual reports to shareholders containing audited financial statements.

                           (n) REPRESENTATION ON THE BOARD OF DIRECTORS. The
Company and the principal shareholders of the Company shall use their best efforts to cause to be elected to the Company's Board of Directors one person acceptable to the Company and who is designated, from time to time, by the Placement Agent on behalf of the Subscribers. The Company shall reimburse such representative for his or her reasonable out-of-pocket expenses incurred in connection with attending meetings of the Company's Board of Directors. The Placement Agent's right to designate a representative on the Company's Board of Directors shall terminate two (2) years after the initial closing of the Offering.

                           (o) FEE TAIL. The Company shall pay to the Placement
Agent the Placement Agent Fee with respect to, and based on, any investment by any party (a "Post-Closing Investor") introduced to the Company by Placement Agent which invests in the Company at any time prior to the date twelve (12) months after the later to occur of the Termination Date or the final Closing.

                           (p) RIGHT OF FIRST REFUSAL. For two (2) years
following the initial closing of the Offering, the Placement Agent will have a right of first refusal to act as the Company's investment banker with respect to future private and public financings (to the extent the Company contemplates engaging an investment banker for any such transaction). Such right of first refusal shall mean that the Placement Agent will have the right to act as the Company's investment banker in any such financing if the Placement Agent is prepared to proceed with such transaction on terms that are then comparable to those being offered by other investment banking firms to similarly situated companies.

                  6. COVENANTS OF THE PLACEMENT AGENT.

                           (a) The Placement Agent shall offer and sell the
Shares only to "accredited investors," as that term is defined in Rule 501(a) promulgated under the Securities Act.

                           (b) The Placement Agent agrees not to engage in any
activities in connection with the offer of the Shares in any state (i) in which the Shares are not qualified for sale or exempt from qualification under the applicable securities or Blue Sky laws thereof, (ii) in which the Placement Agent may not lawfully so engage, or (iii) in which it is not a registered broker-dealer.

                           (c) The Placement Agent will use its best efforts to
offer the Shares in compliance with the requirements of Regulation D.

                  7.       INDEMNIFICATION.

                           (a) The Company agrees to indemnify and hold harmless
the Placement Agent and its officers, directors, employees and agents, and each person, if any, who controls the Placement Agent as follows:

                                    (i) against any and all loss, liability,
claim, damage and expense whatsoever, and to reimburse the Placement Agent for reasonable legal fees and related expenses as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                    (ii) against any and all loss, liability,
claim, damage and expense whatsoever, and to reimburse the Placement Agent for reasonable legal fees and related expenses as incurred, to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent will not be unreasonably withheld or delayed); and

                                    (iii) against any and all expense whatsoever
incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and to reimburse the Placement Agent and its officers, directors, employees and agents, and each person, if any, who controls the Placement Agent, for reasonable legal and related expenses as incurred, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above; PROVIDED, HOWEVER, that the foregoing indemnification provided in paragraphs (i), (ii) and (iii) of this Section 7(a) shall not apply to any loss, liability, claim, damage or expense arising out of any information with respect to the Placement Agent contained in the Offering Documents in reliance upon written information furnished by the Placement Agent.

                           (b) The Company agrees to indemnify and hold harmless
the Placement Agent and its officers, directors, employees and agents, and each person, if any, who controls the Placement Agent, to the same extent as the foregoing indemnity, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the Exchange Act, or the securities or Blue Sky laws of any state on account of a breach of any of the representations, warranties or agreements set forth in Section 2 hereof.

                           (c) The Placement Agent agrees to indemnify and hold
harmless the Company, each director, officer, employee or agent of the Company, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Placement Agent in Sections 7(a) and 7(b) above, but only with respect to statements or omissions, if any, made in the Private Placement Memorandum, or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company as stated in this Section 7(c) with respect to the Placement Agent expressly for inclusion in the Private Placement Memorandum, or any amendment or supplement thereto, or in any application, as the case may be; PROVIDED, HOWEVER, that the obligation of the Placement Agent to provide indemnity under the provisions of this Section 7(c) shall be limited to the amount which represents the product of the number of Shares sold by the Placement Agent in the Offering and the placement fee per share set forth in Section 4(d) of this Agreement. If any action shall be brought against the Company or any other person so indemnified based on the Private Placement Memorandum, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 7(c), the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Sections 7(a) and 7(b) above.

                           (d) Promptly after receipt by a person entitled to
indemnification pursuant to the foregoing subsection (a), (b) or (c) (an "indemnified party") under this Section 7 of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the other party (an "indemnifying party") under this Section 7, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to the indemnified party otherwise than under this Section 7. In case any such action is brought against an indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to the indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; PROVIDED that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party or parties and the Company and, in the judgment of the indemnified party, it is advisable for the indemnified party or parties to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party or parties). No settlement of any action against an indemnified party shall be made without the consent of the indemnified party, which shall not be unreasonably withheld in light of all factors of importance to the indemnified party.

                  8. CONTRIBUTION. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the indemnifying party (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the indemnifying party, or any controlling person of the indemnifying party), on the one hand, and the indemnified party (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and the indemnified party, on the other hand; PROVIDED, HOWEVER, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the indemnifying party and the indemnified party in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the indemnified party be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 4 hereof. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the indemnified party within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the indemnified party, shall have the same rights to contribution as the indemnified party, and each person, if any, who controls the indemnifying party within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, employee and agent of the indemnifying party, shall have the same rights to contribution as the indemnifying party, subject in each case to the provisions of this Section 8. Anything in this Section 8 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

                  9. CONFIDENTIALITY. In the course of its services under this Agreement, each party will have access to Confidential Information (as defined below) concerning the other party. The parties agree that all Confidential Information will be treated by the receiving party as confidential in all respects. The parties hereby agree that they and their dealers, affiliates and representatives shall, as appropriate: (i) use the Confidential Information solely for the purposes of the engagement hereunder; and (ii) not disclose any Confidential Information to any other party except to those of their representatives who need to know such information for the purposes of the engagement hereunder and who have been advised of such confidentiality restrictions. The term "Confidential Information" shall mean all information, whether written or oral, which is or has been disclosed by one party or its affiliates, agents or representatives to the other party or any of its representatives in connection with the Offering and the transactions contemplated hereby, which is not in the public domain, but shall not include:
(i) information which is publicly disclosed other than by the recipient party in violation of this Agreement; (ii) information which is obtained by the recipient party from a third party that (x) has not violated, or obtained such information in violation of, any obligation to the disclosing party or its affiliates with respect to such information and (y) does not require the recipient party to refrain from disclosing such information; and (iii) information which is required to be disclosed by the recipient party or its outside counsel under compulsion of law (whether by oral question, interrogatory, subpoena, civil investigative demand or otherwise) or by order of any court or governmental or regulatory body to whose supervisory authority the recipient party is subject; PROVIDED THAT, in such circumstance, the recipient party will give the disclosing party prior written notice of such disclosure and cooperate with the disclosing party to minimize the scope of any such disclosure. The parties' obligation under this Section 9 shall continue after the date of expiration, termination or completion of this Agreement or the Placement Agent's engagement hereunder.

                  10. MISCELLANEOUS.

                           (a) SURVIVAL. Any termination of the Offering without
consummation thereof shall be without obligation on the part of any party except the payment of certain fees and expenses pursuant to Sections 5(b), 5(c) and 5(d) hereof, the indemnification provisions provided in Section 7 hereof, the contribution provided in Section 8 hereof and the confidentiality provisions provided in Section 9 hereof shall survive any termination and that specifically the provisions contained in Section 7 regarding indemnification and Section 8 regarding contribution shall survive the final Closing for a period of five years.

                           (b) REPRESENTATIONS, WARRANTIES AND COVENANTS TO
SURVIVE DELIVERY. The respective representations, warranties, indemnities, agreements, covenants and other statements of the Company as of the date hereof shall survive execution of this Agreement and delivery of the Shares and the termination of this Agreement.

                           (c) NO OTHER BENEFICIARIES. This Agreement is
intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder. This Agreement may not be assigned without the prior written consent of the parties hereto.

                           (d) GOVERNING LAW. This Agreement shall be governed
by and construed in accordance with the law of the State of California without regard to conflict of law provisions.

                           (e) ARBITRATION. Any and all disputes, controversies
or claims arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally and exclusively settled by arbitration in accordance with the Rules of the New York Stock Exchange Inc. Such arbitration shall be commenced within one year after the party requesting arbitration obtains knowledge of the cause of action forming the basis of the controversy or claim accrued. The arbitration shall be conducted in Los Angeles, California before three arbitrators, all of whom shall be from the securities industry. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                           (f) COUNTERPARTS. This Agreement may be signed in
counterparts with the same effect as if both parties had signed one and the same instrument.

                           (g) NOTICES. Any communications specifically required
hereunder to be in writing, if sent to the Placement Agent, will be mailed, delivered and confirmed to it at Brookstreet Securities Corporation, 1488 Palisades Drive, Pacific Palisades, California 90272, Attention: Mr. Neil


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Dabney, Director, Mergers & Acquisitions, with a copy to Brookstreet Securities
Corporation Compliance Department, 2361 Campus Drive - 2nd Floor, Irvine, California 92612-1464, Attention: Ms. Jeanne Rossean, and Greenberg Traurig LLP, MetLife Building, 200 Park Avenue, 15th Floor, New York, New York 10166,
Attention: Spencer G. Feldman, Esq.; and if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Nascent Wine Company, Inc., 2355-A Paseo de las Americas, San Diego, California 92154, Attention: Mr. Sandro Piancone, Chief Executive Officer.

                           (h) ENTIRE AGREEMENT. This Agreement constitutes the
entire agreement of the parties with respect to the matters herein referred and supersedes all prior letters of intent, agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

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                  If you find the foregoing is in accordance with our
understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                                 Very truly yours,

                                                 NASCENT WINE COMPANY, INC.


                                                 By: ___________________________
                                                      Sandro Piancone
                                                      Chief Executive Officer
AGREED:

BROOKSTREET SECURITIES CORPORATION


By:________________________
   Name:
   Title:








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